Net (Loss) / Income Per Share - Schedule of Calculation of Net Loss Per Share (Details) ¥ / shares in Units, $ / shares in Units, ¥ in Thousands, $ in Thousands		12 Months Ended
		Dec. 31, 2021 CNY (¥) ¥ / shares shares	Dec. 31, 2021 USD ($) $ / shares shares	Dec. 31, 2020 CNY (¥) ¥ / shares shares	Dec. 31, 2019 CNY (¥) ¥ / shares shares
Net (loss)/income attributable to Sunlands Technology Group used in basic and diluted net loss per share:
Net (loss)/income attributable to ordinary shareholders		¥ 219,056	$ 34,373	¥ (430,542)	¥ (394,817)
Denominator:
Basic and diluted	[1]	6,727,552	6,727,552	6,754,134	6,830,058
Net (loss)/income per share attributable to ordinary shareholders of Sunlands Technology Group:
Basic and diluted | (per share)		¥ 32.56	$ 5.11	¥ (63.74)	¥ (57.81)

[1]

Effective from August 31, 2021, the ratio of American Depositary Shares (“ADSs”) to Class A ordinary shares changed from each 25 ADSs representing one Class A ordinary share to each 2 ADSs representing one Class A ordinary share.